                                                                   EXHIBIT 10.47

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             SECOND AMENDED AND RESTATED SECURITY DEPOSIT AGREEMENT

                         dated as of December 22, 1993

                                     among

            THE BANK OF TOKYO TRUST COMPANY, as Senior Tranche Agent

        THE TORONTO-DOMINION BANK TRUST COMPANY, as Tranche A Co-Agent,
                           Agent and Security Agent,

               THE TRANCHE A LENDERS PARTY TO THE LOAN AGREEMENT,

               THE TRANCHE B LENDERS PARTY TO THE LOAN AGREEMENT,

                               CAMDEN COGEN L.P.,
                        a Delaware Limited Partnership,

                     GENERAL ELECTRIC CAPITAL CORPORATION,
           as Junior Tranche Agent, Project Letter of Credit Issuer,
          Senior Debt Service Reserve Letter of Credit Issuer, Senior
           Debt Service Letter of Credit Issuer, Junior Debt Service
             Letter of Credit Issuer, General Partner Term Lender,
                        Counterparty and Limited Partner

                                      and

               COGEN TECHNOLOGIES CAMDEN GP LIMITED PARTNERSHIP,
                               as General Partner

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                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----

                                   ARTICLE I

                                  Definitions...............................  3

                                   ARTICLE II


             Appointment of Security Agent;
              Establishment of Accounts.....................................  9

SECTION 2.01. Appointment of Security Agent.................................  9
SECTION 2.02. Creation of Accounts.......................................... 10
SECTION 2.03. Security Interest............................................. 10

                                  ARTICLE III

                Deposits into Accounts...................................... 12


SECTION 3.01. Deposits on Second Capital Contribution
               Date......................................................... 12
SECTION 3.02. Revenues...................................................... 12
SECTION 3.03. Information to Accompany Amounts
               Delivered to Security Agent;
               Deposits Irrevocable......................................... 12
SECTION 3.04. Books of Account; Statements.................................. 12
SECTION 3.05. Deposits into Debt Service Reserve
               Account...................................................... 13
SECTION 3.06. Deposits into Senior Debt Service
               Account, Completion Account and
               Junior Debt Service Account.................................. 13

                                   ARTICLE IV

               Payments from Accounts....................................... 14

SECTION 4.01. Revenue Account--Monthly Transfers with
               Respect to Project Expenses.................................. 14
SECTION 4.02. Revenue Account--Monthly Transfers............................ 15
SECTION 4.03. Senior Debt Service Account................................... 20
SECTION 4.04. Junior Debt Service Account................................... 20
SECTION 4.05. Debt Service Reserve Account.................................. 21
SECTION 4.06. Events of Default............................................. 21
SECTION 4.07. Completion Account............................................ 22
SECTION 4.08. Special Payment Account....................................... 22
SECTION 4.09. Insurance and Condemnation Proceeds
                 Account.................................................... 22
SECTION 4.10. Defaults...................................................... 25
SECTION 4.11. Wind-up Account............................................... 25

                                      -i-
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                                                                            Page
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SECTION 4.12. Delivery of Officer's Certificates;
                 Timing of Payments......................................... 26
SECTION 4.13. Partnership Required Payments Reserve
                 Account.................................................... 26
SECTION 4.14. General Partner Required Payments
                 Reserve Account............................................ 27

                                   ARTICLE V

                              Investment.................................... 28

                                   ARTICLE VI

                            Security Agent.................................. 29

SECTION 6.01. Rights, Duties, etc........................................... 29
SECTION 6.02. Resignation or Removal........................................ 30

                                  ARTICLE VII

                            Determinations.................................. 31

SECTION 7.01. Value......................................................... 31
SECTION 7.02. Other Determinations.......................................... 31
SECTION 7.03. Cash Available................................................ 31

                                  ARTICLE VIII

                      Representations and Warranties........................ 32

SECTION 8.01. Representations............................................... 32
SECTION 8.02. Indemnification............................................... 32

                                   ARTICLE IX

                                  Miscellaneous............................. 32

SECTION 9.01. Intentionally omitted......................................... 32
SECTION 9.02. Fees and Indemnification of Security
               Agent........................................................ 32
SECTION 9.03. Termination................................................... 33
SECTION 9.04. Severability.................................................. 33
SECTION 9.05. Counterparts.................................................. 33
SECTION 9.06. Amendments.................................................... 33
SECTION 9.07. Applicable Law................................................ 33
SECTION 9.08. Notices....................................................... 33
SECTION 9.09. Benefit of Agreement.......................................... 34

SCHEDULE I Information for Transfers

            SECOND AMENDED AND RESTATED SECURITY DEPOSIT AGREEMENT

          SECOND AMENDED AND RESTATED SECURITY DEPOSIT AGREEMENT, dated as of December 22, 1993 among (a) Camden Cogen L.P., a Delaware limited partnership (the "Partnership" or the "Borrower") of which Cogen Technologies Camden GP Limited Partnership, a Delaware limited partnership, is the general partner (the "General Partner"), (b) The Toronto-Dominion Bank Trust Company, a New York trust company ("TD"), as agent and collateral agent (in such capacity, the "Agent") (x) under the Amendment and Restatement, dated as of April 1, 1993 of the Construction and Term Loan Agreement, dated as of February 4, 1992 (as amended, supplemented or otherwise modified), hereinafter referred to, among (i) the Partnership, (ii) the Agent, (iii) The Bank of Tokyo Trust Company
("BOTT"), as Senior Tranche Agent for the Tranche A Lenders (in such capacity, the "Senior Tranche Agent"), (iv) General Electric Capital Corporation, a New York corporation ("GE Capital"), as Junior Tranche Agent for the Tranche B Lenders (in such capacity, the "Junior Tranche Agent"), (v) the lenders from time to time parties thereto (the "Lenders") and (vi) GE Capital, as Letter of Credit Issuer (the "Letter of Credit Issuer") and (y) with respect to the Collateral Security Documents (as defined in the Loan Agreement), (c) the General Partner, (d) GE Capital, as the limited partner of the Partnership (the "Limited Partner"), (e) GE Capital, as lender (the "General Partner Term Lender") under the General Partner Term Loan Agreement hereinafter referred to,
(f) GE Capital, as Counterparty under the Interest Rate Hedging Agreement (in such capacity, the "Counterparty"), (g) GE Capital, as Junior Debt Service Letter of Credit Issuer (the "Junior Debt Service Letter of Credit Issuer"), (h) GE Capital, as Senior Debt Service Letter of Credit Issuer (the "Senior Debt Service Letter of Credit Issuer"), (i) GE Capital, as PSE&G Gas Letter of Credit Issuer (as defined in the Loan Agreement, hereinafter referred to as the "Project Letter of Credit Issuer"), (j) GE Capital, as Senior Debt Service Reserve Letter of Credit Issuer (the "Senior Debt Service Reserve Letter of Credit Issuer"), (k) TD, as Tranche A Co-Agent (in such capacity, the "Tranche A Co-Agent"), (1) TD, as Security Agent under this Security Deposit Agreement (in such capacity, the "Security Agent") and (m) the Lenders.

                              W I T N E S S E T H :
                              -------------------

          WHEREAS, in order to finance the costs of developing, constructing and equipping the Facility (as defined in the Construction Loan Agreement hereinafter referred to) the Partnership had entered into a Construction and Term Loan Agreement, dated as of February 4, 1992 with the Lenders and the Agent (as the same was amended, supplemented or modified from time to time, the "Original Loan Agreement");

          WHEREAS, the Partnership has entered into the Amendment and
Restatement of the Original Loan Agreement, dated as of
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                                                                               2

April 1, 1993, with the Lenders, the Agent (as defined therein), the Letter of Credit Issuer (as defined therein), the Senior Tranche Agent (as defined therein) and the Junior Tranche Agent (as the same may be amended, supplemented or otherwise modified from time to time, the "Loan Agreement"), pursuant to which the Lenders agreed to make term loans (the "Loans") to, and GE Capital has agreed to issue letters of credit for the account of, the Partnership;

          WHEREAS, the obligations of the Partnership under the Loan Agreement, including its obligation to repay the Loans with interest thereon, are secured by a first assignment of and prior perfected security interest in, among other things, all of the revenues of the Partnership pursuant to the terms and provisions of a Security Agreement, dated as of the Conformed Agreement Date, between the Partnership and the Agent (as amended, supplemented or otherwise modified from time to time, the "Security Agreement");

          WHEREAS, in order to give effect to said assignment, and security interest, the Partnership, GE Capital and the Security Agent entered into the Security Deposit Agreement, dated as of the Conformed Agreement Date (as amended, supplemented or otherwise modified from time to time, the "Original Security Deposit Agreement") pursuant to which the Partnership agreed that certain of its revenues shall be paid directly to the Security Agent, as agent for the Agent, GE Capital and the Lenders, held by the Security Agent in trust as collateral security for the obligations referred to in the preceding recital, and distributed by the Security Agent as provided herein;

          WHEREAS, pursuant to the Capital Contribution Agreement, dated as of the Conformed Agreement Date (as amended, supplemented or otherwise modified from time to time, the "Capital Contribution Agreement"), among the General Partner, the Limited Partner and the Agent (as hereinafter defined), the Limited Partner agreed, subject to the satisfaction of certain conditions precedent, to make capital contributions to the Partnership on the Initial Capital Contribution Date (as defined in the Capital Contribution Agreement) in exchange for a limited partnership interest in the Partnership and, subject to the satisfaction of certain other conditions precedent, to make additional capital contributions to the Partnership on or prior to the Second Capital Contribution Date (as defined in the Capital Contribution Agreement);

          WHEREAS, it was a condition precedent to the making by the Limited Partner of its capital contributions on the Initial Capital Contribution Date that the Partnership, Robert C. McNair ("McNair") and the Limited Partner shall have executed and delivered the Amended and Restated Agreement of Limited Partnership in the form of Exhibit A thereto (the "Partnership Agreement");

          WHEREAS, it was a condition precedent to the making by the Limited Partner of its capital contributions on the Second
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                                                                               3

Capital Contribution Date that, among other things, the parties hereto shall have executed and delivered the Amended and Restated Security Deposit Agreement, dated as of April 1, 1993 (the "Amended Security Deposit Agreement"), which provides for the deposit, investment and disbursement of revenues, cash, payments, insurance and condemnation proceeds, securities, investments and other amounts during the term of the Partnership;

          WHEREAS, the General Partner Term Lender and the General Partner are parties to a Term Loan Agreement, dated as of the Conformed Agreement Date (as amended, supplemented or otherwise modified from time to time, the "General Partner Term Loan Agreement"), pursuant to which the General Partner Term Lender has agreed to make term loans (the "General Partner Term Loans") to the General Partner;

          WHEREAS, the Security Agent has agreed to act as security agent for the Project Letter of Credit Issuer, the Senior Debt Service Reserve Letter of Credit Issuer, the Senior Tranche Agent, the Junior Tranche Agent, the Counterparty, the General Partner Term Lender and the Lenders pursuant to the terms of this Agreement;

          WHEREAS, in connection with the syndication of the Loan Agreement certain modifications (including, without limitation, replacement of Midlantic National Bank as Security Agent and GE Capital, as Agent) are required to be made to the Amended Security Deposit Agreement;

          WHEREAS, the parties to the Amended Security Deposit Agreement have entered into the Successor Security Deposit Agent Agreement dated as of the date hereof; and

          WHEREAS, the parties hereto agree to amend and restate the Amended Security Deposit Agreement as hereinafter set forth;

          NOW, THEREFORE, in consideration of the premises and of other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

                                   ARTICLE I

                                  Definitions
                                  -----------

          Unless the context shall otherwise require, the capitalized terms used herein (and not otherwise defined herein) shall have the meanings assigned to them in the Loan Agreement (such definitions to be equally applicable to the singular and plural forms of the terms defined).

          In addition, the following terms when used herein shall have the following meanings:
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                                                                               4

     "Accounts": the collective reference to the Revenue Account, the Junior Debt Service Account, the Senior Debt Service Account, the Debt Service Reserve Account, Partnership Required Payments Reserve Account, General Partner Required Payments Reserve Account, Insurance and Condemnation Proceeds Account, Special Payment Account, Completion Account, the Maintenance Reserve Account and the Windup Account.

     "Agreement", "hereto", "hereunder" and words of similar import: this Security Deposit Agreement, as the same may from time to time be amended, supplemented or otherwise modified in accordance with the provisions hereof.

     "Capital Spares Expenditures": costs incurred for the purchase of capital spares for the Project.

     "Cash Equivalents": (a) obligations of, or guaranteed as to interest and principal by, the United States of America or any agency thereof, in each case maturing within one year from the date of acquisition thereof, (b) United States Treasury Funds, (c) open market commercial paper of any corporation incorporated under the laws of the United States of America or any state thereof and not an Affiliate of the Partnership or the General Partner maturing no more than one year from the date of creation thereof which paper is rated "prime-2" or its equivalent by Moody's Investors Service Inc. or "A-2" or its equivalent by Standard & Poor's Corporation, (d) certificates of deposit issued by any domestic commercial bank of recognized stature having capital and surplus in excess of $500,000,000 or any domestic branch of any foreign commercial bank of recognized stature having capital and surplus in excess of $500,000,000 in each case maturing within one year from the date of acquisition thereof, (e) repurchase agreements fully collateralized by obligations described in clause
(a) above in each case maturing within one year from the date of acquisition thereof, or (f) a money market fund registered under the Investment Company Act of 1940, the portfolio of which is limited to obligations described in clause
(a) above; provided, however, that the aggregate amount at any one time so invested (A) in open market commercial paper issued by any corporation shall not exceed $5,000,000 and (B) in certificates of deposit issued by any one bank shall not exceed $10,000,000.

     "Certified Costs": such costs and expenses in connection with the construction, operation and maintenance of the Facility as are agreed to by the Partnership and the Required Lenders.

     "Completion Account": the special account designated by that name established by the Security Agent pursuant to Section 2.02.
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                                                                               5

     "Debt Service Reserve Account": the special account designated by that name established by the Security Agent pursuant to Section 2.02.

     "Distributable Cash":  as defined in the Partnership Agreement.

     "General Partner Required Payments Reserve Account": the special account designated by that name established by the Security Agent pursuant to Section 2.02.

     "General Partner Term Loan Fixed Charge Coverage Ratio": the "Fixed Charge Coverage Ratio" as defined in the General Partner Term Loan Agreement.

     "Insurance and Condemnation Proceeds Account": the special account designated by that name established by the Security Agent pursuant to Section 2.02.

     "Insurance and Condemnation Proceeds Deposits": as defined in Section 4.09(b).

     "Junior Debt Service Account": the special account designated by that name established by the Security Agent pursuant to Section 2.02.

     "Junior Debt Service Letter of Credit": a letter of credit to the Senior Tranche Agent, for the ratable benefit of the Tranche A Lenders and Tranche B Lenders in accordance with Section 4.04 and for the account of a Person other than the Borrower or the General Partner in a form acceptable to the Co-Agents in their reasonable discretion, in a stated amount equal to the amount that, pursuant to the provisions of Section 4.02, is required to be transferred to the Junior Debt Service Account on such Transfer Date and which will be drawn by the Senior Tranche Agent for payment in accordance with Sections 4.02(d), (e) and
4.04 on each Installment Payment Date that immediately follows the delivery of such Junior Debt Service Letter of Credit of, to the extent of the face amount of each such Junior Debt Service Letter of Credit to be applied to the principal of and interest on the Tranche B Term Loans due, respectively and as applicable, on such Installment Payment Date.

     "Junior Debt Service Letter of Credit Issuer": GE Capital, so long as it maintains a Standard and Poor's credit rating of "A" or better, and in the event that it does not maintain such rating, GE Capital until a successor which is a financial institution with a Standard and Poor's credit rating of "A" or better issues a Junior Debt Service Letter of Credit, in either case as issuer of the Junior Debt Service Letter of Credit, it being understood that the Junior Debt Service Letter of Credit Issuer shall be an entity that maintains at all times a Standard and Poor's credit rating of
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                                                                               6

"A" or better and if the Junior Debt Service Letter of Credit Issuer is no longer rated "A" or better by Standard & Poor's, it will be replaced by an entity with a Standard & Poor's credit rating of "A" or better.

     "Loan Instruments": the collective reference to the Loan Agreement and the Notes.

     "Maintenance Reserve Account": the special account designated by that name established by the Security Agent pursuant to Section 2.02.

     "Maintenance Reserve Required Contribution": (i) with respect to the Transfer Date occurring in February, 1994 $215,000 and (ii) with respect to any Transfer Date occurring in the months of February (except February of 1994), March, April, August, September, October and November an amount equal to $165,000 plus any amounts not paid in such prior months (such contributions to be adjusted annually, if necessary, in connection with the approval of the Operating Budget).

     "Management Fee": as defined in the Partnership Agreement.

     "Partnership Required Payments Reserve Account": the special account designated by that name established by the Security Agent pursuant to Section 2.02.

     "Partnership Term Loan Fixed Charge Coverage Ratio": the "Fixed Charge Coverage Ratio" as defined in the Loan Agreement.

     "Permitted Investments": (a) securities issued or directly and fully guaranteed or insured by the United States Government or any agency or instrumentality thereof having maturities of not more than six months from the date of acquisition, (b) certificates of deposit and eurodollar time deposits with maturities of six months or less from the date of acquisition, bankers' acceptances with maturities not exceeding six months and overnight bank deposits, in each case, with any Lender or with any domestic commercial bank of recognized stature having capital and surplus in excess of $500,000,000, (c) repurchase obligations with a term of not more than thirty days for underlying securities of the types described in clauses (a) and (b) above, (d) United States Treasury Funds, (e) commercial paper rated at least A-2 or the equivalent thereof by Standard & Poor's Corporation or at least P-2 or the equivalent thereof by Moody's Investors Service, Inc. and in each case maturing within six months after the date of acquisition, and (f) money market funds invested in instruments that meet the criteria above.
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     "Project Expenses": for any period, the sum (without duplication) of the following expenses for the Partnership and which are reasonably related to the Project and are due and owing or have actually been paid by the Partnership: the expenses for operating, maintaining and improving the Facility, taxes (other than income taxes) and payments in lieu of taxes, insurance premiums, payments due under contracts which are permitted under the terms of the Operative Documents to which the Partnership is a party, payments required by FERC and any other governmental entity, fees and expenses of trustees and agents, legal fees and expenses, costs incurred in connection with the procurement of gas and secondary fuels for the Facility, reimbursement of all amounts of expenses incurred by the Senior Tranche Agent and the Co-Agents under the Basic Documents to the extent entitled to such reimbursement under the terms of the Basic Documents, reimbursement of the Tranche A Lender and the Tranche B Lender for the reasonable cost of curing Events of Default (other than Events of Default with respect to payments of principal, interest or other amounts due under the Loan Agreement) and other reasonable expenses incurred in connection with the Project; provided, however, without the prior written consent of the Co-Agents and the Limited Partner, total year-to-date "Project Expenses" for a fiscal year shall not exceed, in any given month, the year-to-date Project Expenses budgeted for such year-to-date period in the Operating Budget by an amount in excess of 10%. Project Expenses shall not include Capital Spares Expenditures.

     "Required Debt Service Reserve Amount" shall mean an amount equal to $4,835,552.00.

     "Revenue Account": the special account designated by that name established by the Security Agent pursuant to Section 2.02.

     "Revenues": all revenues and all other payments at any time received by or on behalf of the Partnership (other than (i) the proceeds of capital contributions received from any partner of the Partnership and (ii) the proceeds of insurance or of a Taking payable into the Insurance and Condemnation Proceeds Account pursuant to Section 4.09), including, without limitation, all interest and other income on funds on deposit in the Accounts, all payments received by the Partnership under the Power Purchase Agreement and the Steam Supply Agreement, all other payments received by the Partnership from the sale of electricity, heat and/or steam produced by the Facility, Counterparty payments, proceeds from business interruption or other insurance proceeds not covered by clause (ii) above and all payments received from any other source whatsoever.

     "Secured Parties": the collective reference to the Agent, the Senior
Tranche Agent, the Junior Tranche Agent,
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                                                                               8

the Lenders, the Project Letter of Credit Issuer, the Counterparty, the Tranche A Co-Agent and the General Partner Term Lender.

     "Senior Debt Service Account" the special account designated by that name established by the Security Agent pursuant to Section 2.02.

     "Senior Debt Service Letter of Credit": a letter of credit to the Senior Tranche Agent, for the ratable benefit of the Tranche A Lenders and for the account of a Person other than the Borrower or the General Partner in a form reasonably acceptable to the Co-Agents, in a stated amount equal to the amount that, pursuant to the provisions of Section 4.02, is required to be transferred to the Senior Debt Service Account on such Transfer Date and which will be drawn by the Senior Tranche Agent for payment on each Installment Payment Date that immediately follows the delivery of such Senior Debt Service Letter of Credit of, to the extent of the face amount of each such Senior Debt Service Letter of Credit, the principal of and interest on the Tranche A Term Loans due on such Installment Payment Date.

     "Senior Debt Service Letter of Credit Issuer": GE Capital, so long as it maintains a Standard and Poor's credit rating of "A" or better and in the event that it does not maintain such rating, GE Capital until a successor which is a financial institution with a Standard and Poor's credit rating of "A" or better issues a Senior Debt Service Letter of Credit, in either case as issuer of the Senior Debt Service Letter of Credit, it being understood that the Senior Debt Service Letter of Credit Issuer shall be an entity that maintains at all times a Standard and Poor's credit rating of "A" or better and if the Debt Service Letter of Credit Issuer is no longer rated "A" or better by Standard & Poor's, it will be replaced by an entity with a Standard & Poor's credit rating of "A" or better.

     "Senior Debt Service Reserve Letter of Credit Issuer": GE Capital, so long as it maintains a Standard and Poor's credit rating of "A" or better and in the event that it does not maintain such rating, GE Capital until a successor which is a financial institution with a Standard and Poor's credit rating of "A" or better issues a Senior Debt Service Reserve Letter of Credit, in either case as issuer of the Senior Debt Service Reserve Letter of Credit, it being understood that the Senior Debt Service Reserve Letter of Credit Issuer shall be an entity that maintains at all times a Standard and Poor's credit rating of "A" or better and if the Debt Service Letter of Credit Issuer is no longer rated "A" or better by Standard & Poor's, it will be replaced by an entity with a Standard & Poor's credit rating of "A" or better.
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                                                                               9

     "Special Payment Account": the special account designated by that name established by the Security Agent pursuant to Section 2.02.

     "Special Payments": all liquidated damage payments made by any contractor (including, without limitation, an EPC Contractor) to the Partnership pursuant to any Assigned Contract (including, without limitation, an EPC Contract) relating to the engineering of, procurement of services, equipment, supplies or other materials for, or the construction of, the Facility.

     "Taking": a taking of title to, or use or occupancy of, all or any part of the Project as a result of the exercise of the right of condemnation or power of eminent domain or similar power or the exercise by a governmental body of a non-contractual right to purchase all or any part of the Project, or a sale or other transfer of all or any part of the Project in lieu of condemnation or exercise of power of eminent domain.

     "Transaction Documents": as defined in the General Partner Term Loan Agreement.

     "Transfer Date": as defined in Section 4.01(a).

     "Value": as described in Section 7.01.

     "Wind-up Account": the special account designated by that name established by the Security Agent pursuant to Section 2.02.

                                   ARTICLE II

                         Appointment of Security Agent;
                           Establishment of Accounts
                           -------------------------

     SECTION 2.01. Appointment of Security Agent. TD is hereby appointed by the Secured Parties as security agent hereunder, and the Security Agent hereby agrees to act as such and to accept all revenues, cash, payments, other properties, insurance and condemnation proceeds, other amounts, Cash Equivalents and Permitted Investments to be delivered to or held by the Security Agent pursuant to the terms of this Agreement. The Security Agent shall hold and safeguard the Accounts (and the revenues, cash, other properties, payments, insurance and condemnation proceeds, instruments, securities and other amounts on deposit therein) during the term of this Agreement and shall treat the revenues, cash, payments, other properties, insurance and condemnation proceeds, instruments, securities and other amounts in the Accounts as funds, instruments, securities and other properties pledged by (i) the Partnership to the Security Agent for the ratable benefit of the Secured Parties and (ii) to
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                                                                              10
the extent of the interest of the General Partner therein, by the General
Partner in favor of the General Partner Term Lender, to be held by the Security Agent, as agent for the Secured Parties, in trust in accordance with the provisions hereof.

     SECTION 2.02. Creation of Accounts. The Security Agent hereby establishes the following eleven special, segregated and irrevocable cash collateral accounts which (i) in the case of the Accounts listed in (1) (2) (3), (4), (7),
(8), (9), (10) and (11), shall be maintained at all times until the termination of this Agreement and (ii) in the case of the Accounts listed in (5) and (6), shall be maintained at all times until all funds deposited therein have been distributed as provided in Section 4.07 or 4.08, as the case may be, and the Partnership (with the consent of the Co-Agents) shall have instructed the Security Agent to close such Accounts:

     (1)  Revenue Account,
     (2)  Senior Debt Service Account,
     (3)  Junior Debt Service Account,
     (4)  Insurance and Condemnation Proceeds Account,
     (5)  Special Payment Account,
     (6)  Completion Account,
     (7)  Partnership Required Payments Reserve Account,
     (8)  General Partner Required Payments Reserve Account,
     (9)  Debt Service Reserve Account,
     (10) Wind-up Account, and
     (11) Maintenance Reserve Account.

All moneys, investments and securities at any time on deposit in any of the Accounts shall constitute trust funds to be held in the custody of the Security Agent for the purposes and on the terms set forth in this Agreement.

     SECTION 2.03. Security Interest. (a) In order to secure the performance by the Partnership of all of its covenants, agreements and obligations under the Loan Instruments, the existing Interest Rate Hedging Agreement, the Collateral Security Documents and the payment by the Partnership of all obligations thereunder, this Agreement is intended to create, and the Partnership hereby pledges to, and creates in favor of, the Security Agent for the ratable benefit of the Secured Parties (other than the General Partner Term Lender), a security interest in and to, the Accounts (other than the General Partner Required Payments Reserve Account), all cash, cash equivalents, instruments, investments and other securities at any time on deposit in such Accounts, all present and future accounts, chattel paper, documents, general intangibles and instruments (each as defined in the New York Uniform Commercial Code) of the Partnership,
all other rights of the Partnership to receive the payment of money due and to become due to the Partnership under the Power Purchase Agreement and any other Assigned Contract, all moneys payable under any insurance policies or as a result of any Taking, all moneys payable upon the sale or other disposition of
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                                                                              11

any other Collateral and all proceeds of any of the foregoing. All moneys, cash equivalents, instruments, investments and securities at any time on deposit in any of such Accounts shall constitute collateral security for the payment by the Partnership of the obligations under the Loan Instruments and the Collateral Security Documents and the performance and observance by the Partnership of all the covenants and conditions contained herein and in the Loan Instruments, the existing Interest Rate Hedging Agreement, and the other Basic Documents and, shall at all times be subject to the control of the Security Agent, and shall be held in the custody of the Security Agent in trust for the purposes of, and on the terms set forth in, this Agreement. For the purpose of perfecting the security interest of the Security Agent for the equal and ratable benefit of the Secured Parties (other than the General Partner Term Lender) in and to such Accounts and all cash, investments and securities at any time on deposit in such Accounts, the Security Agent shall be deemed to be the agent of the Secured Parties (other than the General Partner Term Lender).

          (b) In order to secure the performance by the General Partner of all of its covenants, agreements and obligations under the General Partner Term Loan Agreement and the Transaction Documents, and the payment by the General Partner of all obligations thereunder, this Agreement is intended to create, and the General Partner hereby pledges to, and creates in favor of the General Partner Term Lender, a security interest in and to, the General Partner Required Payments Reserve Account and all cash, cash equivalents, instruments, investments and other securities at any time on deposit in such Account. All moneys, cash equivalents, instruments, investments and securities at any time on deposit in such Account shall constitute collateral security for the payment by the General Partner of the obligations and the performance and observance by the General Partner of all the covenants and conditions contained herein and in the General Partner Term Loan Agreement, and the other Transaction Documents, and shall at all times be subject to the control of the Security Agent, and shall be held in the custody of the Security Agent in trust for the purposes of, and on the terms set forth in, this Agreement. For the purpose of perfecting the security interest of the Security Agent for the benefit of the General Partner Term Lender in and to the General Partner Required Payments Reserve Account, Security Agent shall be deemed to be the agent of the General Partner Term Lender.

          (c) The Partnership shall not have any rights or powers with respect to any amounts in the Accounts or any part thereof except as provided in accordance with the provisions hereof.

                                  ARTICLE III

                            Deposits into Accounts
                            ----------------------

          SECTION 3.01. Deposits on Second Capital Contribution Date. (a) Subject to Section 3.06, promptly after the Second Capital Contribution Date, after making all payments required to be made on such date pursuant to Sections 4.02(a) and 4.03(a) of the Original Security Deposit Agreement, the original Security Agent transferred all remaining amounts on deposit in the Accounts maintained pursuant to the Original Security Deposit Agreement to the Revenue Account.

          (b) Promptly after the Second Capital Contribution Date, the Lender transferred to the original Security Agent for deposit in the Completion Account, the amount referred to in Section 2(a)(ii)(A)(x)(1)(b) of the Capital Contribution Agreement.

          SECTION 3.02. Revenues. Except as provided in Section 3.06, the Partnership shall instruct each other Person from whom it receives any Revenues to pay such Revenues directly to the Security Agent for deposit in the Revenue Account, and if the General Partner shall receive any Revenues it shall deliver such Revenues in the exact form received (but with the Partnership's or the General Partner's endorsement, if necessary) to the Security Agent for deposit in the Revenue Account not later than the second Business Day after the Partnership's or the General Partner's receipt thereof. The Security Agent may also deliver such instructions and shall be the Partnership's attorney-in-fact for such purpose. The Security Agent shall have the right to receive all Revenues directly from the Persons owing the same. All Revenues received by the Security Agent shall be deposited in the Revenue Account.

          SECTION 3.03. Information to Accompany Amounts Delivered to Security Agent; Deposits Irrevocable. (a) All amounts delivered to the Security Agent shall be accompanied by information in reasonable detail specifying the source of the amounts and the Account or Accounts into which such amounts are to be deposited.

          (b) Any deposit made into any Account hereunder shall be irrevocable and the amount of such deposit and any instrument or security held in such Account hereunder and all interest thereon shall be held in trust by the Security Agent and applied solely as provided herein.

          SECTION 3.04. Books of Account; Statements. (a) The Security Agent shall maintain books of account for the Partnership, the General Partner and the Agent on a cash basis and record therein all deposits into and transfers to and from the Accounts and all investment transactions effected by the Security Agent pursuant to Article V. The Security Agent shall make such books of account available during normal business hours with reasonable advance notice for inspection and audit by the Partnership or the Co-Agents and their representatives.

          (b) Not later than the fifteenth Business Day of each month, the Security Agent shall deliver to the Partnership and the Co-Agents, a statement setting forth the transactions in each Account during the preceding month and specifying the Revenues, Special Payments, Insurance and Condemnation Proceeds Deposits, Permitted Investments and other amounts held in each Account at the close of business on the last Business Day of the preceding month and the Value thereof at such time.

          SECTION 3.05. Deposits into Debt Service Reserve Account. (a) In the sole discretion of the Limited Partner (and without any obligation of the Partnership or the General Partner) and in lieu of establishing and maintaining the Senior Debt Service Reserve Letter of Credit in favor of the Senior Tranche Agent for the ratable benefit of the Tranche A Lenders as required pursuant to
Section 3.1(b) of the Loan Agreement, the Limited Partner may cause to be deposited into the Debt Service Reserve Account, an amount equal to the Required Debt Service Reserve Amount.

     (b) Any amounts drawn under the Senior Debt Service Reserve Letter of Credit, if any, shall be deposited upon receipt into the Debt Service Reserve Account.

          SECTION 3.06. Deposits into Senior Debt Service Account, Completion Account and Junior Debt Service Account. (a) Any payments made by the Counterparty under the Interest Rate Hedging Agreement shall be deposited into the Senior Debt Service Account.

          (b) Notwithstanding the provisions of Section 3.02, any amounts received (and in whatever form received) from PSE&G in respect of a refund of amounts previously paid to PSE&G in connection with the construction by PSE&G of the interconnection facilities pursuant to the Power Purchase Agreement shall be deposited directly into the Completion Account or, if deposited in the Revenue Account, promptly transferred to the Completion Account.

          (c) Notwithstanding the provisions of Section 3.02 and 4.02, on each Transfer Date, an amount equal to the amount credited by the City of Camden against the Partnership's water bill for the month preceding such Transfer Date shall be transferred to the Completion Account.

          (d) Any amounts drawn under the Senior Debt Service Letter of Credit, if any, shall be deposited upon receipt into the Senior Debt Service Account.

          (e) Any amounts drawn under the Junior Debt Service Letter of Credit, if any, shall be deposited upon receipt into the Junior Debt Service Account.

                                   ARTICLE IV

                             Payments from Accounts
                             ----------------------

          SECTION 4.01. Revenue Account--Monthly Transfers with Respect to Project Expenses. (a) Except as provided in paragraph (b) below and subject to Sections 4.06 and 4.10 and to the extent cash is available, upon (i) the first Business Day of each calendar month (a "Transfer Date"; provided, that with respect to the month of December, if there is cash available on the December Transfer Date (as defined below) after making all required prior payments, to make payments pursuant to Section 4.02(g) as if the payments were made on the first Business Day of January, there shall be a second Transfer Date (the "December Transfer Date") on the last Business Day of December on account of all payments which would otherwise be required under Section 4.01 and 4.02 to be made on the first Business Day of January and in such case there shall be no Transfer Date in the month of January) or prior to the fifth Business Day after such Transfer Date and (ii) the delivery to the Security Agent by the Borrower of a certificate of a Responsible Officer of the General Partner for the Transfer Dates occurring on the first Business Day of the month, of April, July, October and January with respect to the four quarter period applicable to each such Transfer Date (and for the four quarter period ending on December 31 with respect to the December Transfer Date) to the effect that, for the four quarter period applicable to such Transfer Date, the Fixed Charge Coverage Ratio was equal to or greater than 1.2 to 1.0, the Security Agent shall transfer, from the cash available in the Revenue Account, to the General Partner on behalf of the Partnership the amount, certified in a certificate of a Responsible Officer of the General Partner and accompanied by an accounting of the cumulative draws hereunder for the current month (or for the December Transfer Date, for January), and year-to-date as compared to the Operating Budget on an absolute and percentage basis for both monthly and year-to-date totals and a certificate of such Responsible Officer to the effect that no Special Event (as defined in the Partnership Agreement) or Event of Default has occurred and is continuing, to be equal to the excess of (A) the sum of (1) the Partnership's actual, or, where actual is unavailable, reasonably estimated, Project Expenses payable for such month (other than in respect of expenses provided for in Section 4.07) and
(2) so long as no Event of Default (as defined in the General Partner Term Loan Agreement) shall have occurred and be continuing, the Management Fee for the preceding calendar month over (B) the sum of the amount of (1) any funds previously transferred to the General Partner pursuant to this Section 4.01 that remain unspent and (2) the amount of interest and other income on funds previously transferred to the General Partner pursuant to this Section 4.01. Payments to the Partnership which were payable on or prior to December 31 but are received by the Partnership after a December Transfer Date and on or prior to the sixth Business Day of the following January "Stub Payments") shall be distributed in the payment made with respect to the Transfer Date to be made in the February of such year, provided that all such Stub Payments shall be applied as provided in Section 4.02(g).

          (b) If, as of the end of any calendar quarter, as determined prior to the next succeeding Installment Payment Date, the General Partner Term Loan Fixed Charge Coverage Ratio is, during the period from the Second Capital Contribution Date through the third anniversary thereof, less than 1.25 to 1.0 and thereafter is less than 1.35 to 1.0 or, if projections provided by the Partnership during the course of any calendar year show that the General Partner Term Loan Fixed Charge Coverage Ratio for any quarter will, during the period from the Second Capital Contribution Date through the third anniversary thereof, be less than 1.25 to 1.0 or thereafter will be less than 1.35 to 1.0, the Security Agent, on the Transfer Date for each succeeding calendar month (unless the last sentence of this paragraph (b) shall be applicable) or on or prior to the fifth Business Day after such Transfer Date, upon receipt from the Limited Partner of a certificate to such effect, shall distribute on behalf of the Partnership, from the cash available in the Revenue Account, to the Persons entitled thereto and in the respective amounts and to the respective addresses as certified in writing by the General Partner, the Project Expenses then due and owing by the Partnership. Upon receipt by the Security Agent of a certificate from the Limited Partner to the effect that (i) during the period from the Second Capital Contribution Date to the third anniversary thereof, the General Partner Term Loan Fixed Charge Coverage Ratio for the quarter then ended was equal to or greater than 1.25 to 1.0 and revised projections show that the General Partner Term Loan Fixed Charge Coverage Ratio for each of the remaining quarters in the current year will be equal to or greater than 1.25 to 1.0, or (ii) from and after the third anniversary of the Second Capital Contribution Date, the General Partner Term Loan Fixed Charge Coverage Ratio for the quarter than ended was equal to or greater than 1.35 to 1.0 and revised projections show that the Fixed Charge Coverage Ratio for each of the remaining quarters in the calendar year will be equal to or greater than 1.35 to 1.0, the Security Agent shall thereafter comply with the provisions of paragraph (a) of this Section 4.01.

          SECTION 4.02. Revenue Account--Monthly Transfers. Subject to Sections
4.06 and 4.10, on or within five Business Days after each Transfer Date commencing January 1, 1994, the Security Agent shall distribute, at the instruction of the Partnership, such instruction to be delivered in accordance with the terms of this Agreement, from the cash available in the Revenue Account (after making all transfers required by Sections 4.01), the following amounts in the following order of priority:

     (a) first, pro rata to (i) the Senior Debt Service Account, an amount equal to one-third of the interest on all outstanding Tranche A Term Loans which is due and payable on the next succeeding Installment Payment Date (together with any deficiency in accumulation of such amount during any preceding month or months since the last Installment Payment Date) minus one-third of the amount, if any, payable by the Counterparty to the Borrower under any Interest Rate Hedging Agreement (unless the Counterparty is in default under the Interest Rate Hedging Agreement) on the next succeeding Installment Payment Date, unless with respect only to the first and second Transfer Dates of the three month period ending on the next Installment Payment Date (A) the Security Agent shall have received a certificate signed by the Limited Partner certifying (y) that the Senior Debt Service Letter of Credit Issuer has issued and delivered to the Senior Tranche Agent, for the ratable benefit of the Tranche A Lenders, a Senior Debt Service Letter of Credit in the form attached as Exhibit A in a stated amount not less than the amount referred to above in this clause first and (z) expiring not earlier than the tenth Business Day following the next Installment Payment Date, and (B) the Security Agent shall not have received a certificate from either the Senior Debt Service Letter of Credit Issuer or the Senior Tranche Agent that such a Senior Debt Service Letter of Credit has not been so issued and delivered, in which case such amount will be distributed to the Limited Partner upon the receipt by the Security Agent of a certificate from the Limited Partner and the Senior Tranche Agent directing the Security Agent to distribute such amount to the Limited Partner, (ii) to the Project Letter of Credit Issuer, all amounts of Letter of Credit Fees due and payable by the Borrower, (iii) to the Senior Tranche Agent, all amounts of Administrative Agency Fees due and payable by the Borrower, (iv) to the Security Agent, all amounts of Security Agency fees due and payable by the Borrower, (v) to the Counterparty, an amount equal to all Interest Rate Hedging Obligations then due and owing to the Counterparty (other than amounts payable under Section 6(e) of the Interest Rate Hedging Agreement), and (vi) to the Maintenance Reserve Account, an amount equal to the Maintenance Reserve Required Contribution then due;

     (b) second, pro rata to (i) the Senior Debt Service Account, an amount equal to:

          (x) one-third of the aggregate scheduled principal amount of the Tranche A Term Loans which is due and payable on the next succeeding Installment Payment Date (together with any deficiency in accumulation of such amount during any preceding month or months since the last Installment Payment Date); less

          (y) any increase in the Value of the Senior Debt Service Account which occurred during the preceding month as a result of earnings on the amounts on deposit therein;

unless with respect to the first and second Transfer Dates of the three month period ending on the next Installment Payment Date (A) the Security Agent shall have received a certificate signed by the Limited Partner certifying (1) that the Senior Debt Service Letter of Credit Issuer has issued and delivered to the Senior Tranche Agent, for the ratable benefit of the Tranche A Lenders, a Senior Debt Service Letter of Credit in the form attached as Exhibit A in a stated amount not less than the amount referred to above in this clause second and (2) expiring not earlier than the tenth Business Day following the next Installment Payment Date, and (B) the Security Agent shall not have received a certificate from either the Senior Debt Service Letter of Credit Issuer or the Senior Tranche Agent that such a Senior Debt Service Letter of Credit has not been so issued and delivered, in which case such amounts will be distributed to the Limited Partner upon the receipt by the Security Agent of a certificate from the Limited Partner and the Senior Tranche Agent directing the Security Agent to distribute such amounts to the Limited Partner; (ii) to the Senior Debt Service Account, an amount equal to any prepayments on the Tranche A Term Loans, (iii) to the Counterparty, all amounts due and payable pursuant to Section 6(e) of the Interest Rate Hedging Agreement and (iv) any other amount owed to the Senior Tranche Agent, the Security Agent, the Counterparty and the Tranche A Lenders by the Borrower under any Basic Document;

     (c) third, (1), to the Debt Service Reserve Account, the amount equal to the excess of the (i) Required Debt Service Reserve Amount, over (ii) the sum of
(x) the balance on such date in the Debt Service Reserve Account and (y) the undrawn face amount (or if a reimbursement is to be made pursuant to clause (2) below, the undrawn face amount as increased by such reimbursement) of any outstanding Senior Debt Service Reserve Letter of Credit issued by a Senior Debt Service Reserve Letter of Credit Issuer; and (2), to the Senior Debt Service Reserve Letter of Credit Issuer if the Senior Debt Service Reserve Letter of Credit is outstanding and there has been an unreimbursed drawing thereunder, the amount necessary to reimburse such drawing due and payable; provided, demand has been made for payment;

     (d) fourth, pro rata to (i) the Junior Debt Service Account, an amount equal to one-third of the interest on all outstanding Tranche B Term Loans which is due and payable on the next succeeding Installment Payment Date (together with any deficiency in accumulation of such amount during any preceding month or months since the last Installment Payment Date) unless with respect to the first and second Transfer Dates of the three month period ending on the next Installment Payment Date (A) the Security Agent shall have received a certificate signed by the Limited Partner certifying (y) that the Junior Debt Service Letter of Credit Issuer has issued and delivered to the Senior Tranche Agent, for the ratable benefit of the Tranche A Lenders and Tranche B Lenders in accordance with Section 4.04 and the terms of such Junior Debt Service Letter of Credit in the form of Exhibit B, a Junior Debt Service Letter of Credit in a stated amount not less than the amount referred to above in this clause fourth and (z) in which case such amounts will be distributed to the Limited Partner upon the receipt by the Security Agent of a certificate from the Limited Partner and the Senior Tranche Agent directing the Security Agent to distribute such amounts to the Limited Partner, (ii) to the Junior Tranche Agent, any amounts on account of the Yield Maintenance Premium due and payable by the Borrower and (iii) to the Junior Tranche Agent, reimbursement of all amounts of expenses incurred by the Junior Tranche Agent in enforcing any of the Basic Documents;

     (e) fifth, pro rata to (i) the Junior Debt Service Account, an amount equal to:

          (x) one-third of the aggregate scheduled principal amount of the Tranche B Term Loans which is due and payable on the next succeeding Installment Payment Date (together with any deficiency in accumulation of such amount during any preceding month or months since the last Installment Payment Date); less

          (y) any increase in the Value of the Junior Debt Service Account which occurred during such month as a result of earnings on the amounts on deposit therein;

unless with respect to the first and second Transfer Dates of the three month period ending on the next Installment Payment Date (A) the Security Agent shall have received a certificate signed by the Limited Partner certifying (1) that Junior Debt Service Letter of Credit Issuer has issued and delivered to the Senior Tranche Agent, for the ratable benefit of the Tranche A Lenders and Tranche B Lenders in accordance with Section 4.04 and the terms of such Junior Debt Service Letter of Credit in the form of Exhibit B, a Junior Debt Service Letter of Credit in a stated amount not less than the amount referred to above in this clause fifth and (2) expiring not earlier than the tenth Business Day following the next Installment Payment Date, and (B) the Security Agent shall not have received a certificate from either the Junior Debt Service Letter of Credit Issuer or the Senior Tranche Agent that such a Junior Debt Service Letter of Credit has not been so issued and delivered, in which case such amounts will be distributed to the Limited Partner upon the receipt by the Security Agent of a certificate from the Limited Partner, the Senior Tranche Agent and the Junior Tranche Agent directing the Security Agent to distribute such amounts to the Limited

Partner; and (ii) to the Junior Debt Service Account, an amount equal to any prepayments on the Tranche B Term Loans;

     (f) sixth, if the Partnership Term Loan Fixed Charge Coverage Ratio as of the four calendar quarters of the Partnership most recently ended (or in the case of a second Transfer Date occurring in December, as of the four quarters ending on December 31) is less than 1.2 to 1.0, as certified in writing by the Agent or the Borrower in the certificate delivered pursuant to Section 4.01(a)(ii), the Security Agent shall transfer the remainder of the cash in the Revenue Account to the Partnership Required Payments Reserve Account; provided, that if the Co-Agents shall have notified the Security Agent that a Default or Event of Default under the Loan Agreement shall have occurred and be continuing all such amounts shall be transferred to the Agent; and

     (g) seventh, to the General Partner and the Limited Partner, the Distributable Cash of the Partnership in such amounts and in such order of priority (and in the case of distributions pursuant to Section 4.3(a) of the Partnership Agreement, subject to the proviso thereto) as are specified in the Partnership Agreement and as are certified in a certificate of a Responsible Officer of the General Partner, accompanied by a certificate of such Responsible Officer to the effect that no Special Event has occurred and is continuing; provided, however, that the amount to be distributed to the General Partner pursuant to Sections 4.3(a), 4.3(b) and 4.5 of the Partnership Agreement, in each case as certified in such certificate of such Responsible Officer, shall be reduced by the amounts specified in clauses first and second below and such amounts shall be transferred by the Security Agent to the General Partner Term Lender; provided, further, that if the General Partner Term Lender shall have notified the Security Agent that the General Partner Term Loan Fixed Charge Coverage Ratio as of the end of the previous calendar quarter shall be less than
1.2 to 1.0, all amounts required to be distributed to the General Partner pursuant to this Section 4.02(g) in excess of the amount to be transferred pursuant to clauses first and second below shall be transferred to the General Partner Required Payments Reserve Account; and provided, further, notwithstanding the foregoing provisos, if the General Partner Term Lender shall have notified the Security Agent that a Default or Event of Default under the General Partner Term Loan Agreement shall have occurred and be continuing, all amounts required to be distributed to the General Partner pursuant to this
Section 4.02(g) shall be transferred to the General Partner Term Lender:

          (i) first, the amount of interest which is then due and payable with respect to the General Partner Term Loan (together with any deficiency in accumulation of such amount during any preceding month or months since the last Interest Payment Date); and

         (ii) second, the principal amount of the General Partner Term Loans which is then due and payable (together with any deficiency in accumulation of such amount during any preceding month or months since the last Installment Payment Date).

     SECTION 4.03. Senior Debt Service Account. (a) On each Installment
Payment Date or any other date on which any interest on or principal of the outstanding Tranche A Term Loans becomes due and payable pursuant to the Loan Agreement or the Notes, the Security Agent shall distribute to the Senior Tranche Agent for payment of such principal or interest, from the cash available in the Senior Debt Service Account, an amount equal to (i) the amount of such interest and principal then due and payable minus (ii) the aggregate undrawn available face amount of all outstanding Senior Debt Service Letters of Credit for which the Security Agent has received certification since the date of the next preceding Installment Payment Date, as set forth in a certificate of the Senior Tranche Agent delivered to the Security Agent pursuant to Section 4.02(a) in the case of payment of interest or Section 4.02(b) in the case of payment of principal.

     (b) On each Installment Payment Date on which any prepayment of the outstanding Tranche A Term Loans becomes due and payable pursuant to the Loan Agreement or the Notes, the Security Agent shall distribute to the Senior Tranche Agent for payment of such amounts of prepayment, from the cash available in the Senior Debt Service Account, after payments pursuant to (a) above, an amount equal to such prepayment then due and payable, as set forth in a certificate of the Senior Tranche Agent delivered to the Security Agent.

     SECTION 4.04. Junior Debt Service Account. (a) Subject to the Intercreditor Agreement (as between the parties thereto) and Sections 4.06 and 4.10, on each Installment Payment Date or any other date on which any interest or principal of the outstanding Tranche B Term Loans becomes due and payable pursuant to the Loan Agreement or the Notes, the Security Agent shall distribute to the Junior Tranche Agent for payment of such principal or interest, from the cash available in the Junior Debt Service Account, an amount equal to (i) the amount of such interest and principal then due and payable minus (ii) the aggregate undrawn available amount of all Junior Debt Service Letters of Credit for which the Security Agent has received certifications since the date of the next preceding Installment Payment Date, as set forth in a certificate of the Junior Tranche Agent (confirmed by the Senior Tranche Agent) delivered to the Security Agent pursuant to Section 4.02(d) or (e); provided, however, that if all payments pursuant to Sections 4.02(a) and (b) have not been made, the amounts in such accounts shall be distributed to the Senior Tranche Agent for application thereto.

On the date of any drawing under a Junior Debt Service Letter of Credit, all funds from such drawing remaining after the application of the proceeds of such drawing for the payment of principal and interest due and owing on the Tranche A Term Loans in accordance with the terms thereof shall be paid to the Junior Tranche Agent for the payment of principal and interest due and owing on the Tranche B Term Loans on the date thereof.

          (b) Subject to the Intercreditor Agreement (as between the parties thereto) and Sections 4.06 and 4.10, on each Installment Payment Date on which any prepayment of the outstanding Tranche B Term Loans becomes due and payable pursuant to the Loan Agreement or the Notes, the Security Agent shall distribute to the Junior Tranche Agent for payment of such amounts of prepayment, from the cash available in the Junior Debt Service Account, after payments pursuant to
(a) above, an amount equal to such prepayment then due and payable, as set forth in a certificate of the Junior Tranche Agent delivered to the Security Agent.

          SECTION 4.05. Debt Service Reserve Account. In the event that, on any date on which a payment of interest on or principal of the outstanding Tranche A Term Loans is due pursuant to the Loan Agreement, or the Notes (x) there shall be insufficient cash available in the Senior Debt Service Account and the Junior Debt Service Account to make such payment, (y) either a Senior Debt Service Reserve Letter of Credit has not been issued or has been issued but there remains undrawn an amount less than the amount of such deficiency, and (z) there is cash available in the Debt Service Reserve Account, the Security Agent shall distribute to the Senior Tranche Agent, from the Debt Service Reserve Account, an amount equal to the lesser of the cash available in the Debt Service Reserve Account and the amount required to make such payment of interest and principal in full, as set forth in a certificate of the Senior Tranche Agent delivered to the Security Agent. In addition, upon receipt of a certificate signed by the Senior Tranche Agent stating that all principal and interest in respect of the Tranche A Term Loans and all other amounts owing to the Tranche A Lenders, the Counterparty and the Senior Debt Service Reserve Letter of Credit Issuer have been paid in full, the Security Agent shall pay all amounts then on deposit in the Debt Service Reserve Account to the Person designated by Limited Partner.

          SECTION 4.06. Events of Default.

          (a) Upon the written request of the Co-Agents stating that an Event of Default under the Loan Instruments shall have occurred and be continuing, the Security Agent shall promptly withdraw amounts on deposit in the Accounts (other than the General Partner Required Payments Reserve Account) and deliver the same to the Senior Tranche Agent to be applied by the Senior Tranche Agent to the payment of the obligations of the Partnership under the Loan Instruments and the Collateral Security Documents in accordance with the provisions of the Loan Agreement, the Intercreditor Agreement and the Collateral Security Documents.

          (b) Upon written request of the General Partner Term Lender stating that an Event of Default under the General Partner Term Loan Agreement shall have occurred and be continuing, the Security Agent shall, subject to the immediately preceding sentence, promptly withdraw amounts on deposit in the General Partner Required Payments Reserve Account and deliver the same to the General Partner Term Lender to be applied by the General Partner Term Lender to the payment of the obligations of the General Partner under the General Partner Term Loan Agreement and the Transaction Documents in accordance with the provisions of the General Partner Term Loan Agreement and the Transaction Documents.

          SECTION 4.07. Completion Account. On a Transfer Date, the Security Agent shall transfer, from the cash available in the Completion Account, to the General Partner, an amount, certified in a certificate of a Responsible Officer of the General Partner (which shall be delivered to the Agent and the General Partner Term Lender, together with copies of any invoices or other evidence of any such amounts so certified) and accompanied by a certificate of such Responsible Officer of the General Partner to the effect that no Special Event or Event of Default has occurred and is continuing, equal to the excess of (i) the Partnership's estimated amounts payable pursuant to any category set forth in the Completion Budget, over (ii) the amount of any funds previously transferred to the General Partner pursuant to this Section 4.07 in respect of such category that remain unspent. On the date of completion of the Facility, unless a Special Event or an Event of Default shall have occurred and be continuing, as certified by a certificate of a Responsible Officer of the General Partner, if there shall be any funds remaining unspent in the Completion Account, such funds shall be applied by the General Partner to pay for capital expenditures set forth in the Operating Budget as certified by a certificate of a Responsible Officer of the General Partner.

          SECTION 4.08. Special Payment Account. All Special Payments deposited in the Special Payment Account shall be distributed by the Security Agent to the Agent within two Business Days after the date of such deposit for application to the prepayment of the then outstanding Loans in accordance with the provisions of the Loan Agreement and the Intercreditor Agreement and the Collateral Security Documents.

          SECTION 4.09. Insurance and Condemnation Proceeds Account. (a) Each of the Partnership and the General Partner shall deposit in the Insurance and Condemnation Proceeds Account (i) all payments received by it from any insurer pursuant to the insurance maintained by the Partnership under Section 7.2(f) of the Partnership Agreement, Section 7.5(a) of the Loan Agreement and Section 6.5(a) of the General Partner Term Loan Agreement and

(ii) all awards and proceeds of a Taking with respect to the Project.

          (b) All cash, cash equivalents, instruments, investments and securities at any time on deposit in the Insurance and Condemnation Proceeds Account, are herein called the "Insurance and Condemnation Proceeds Deposits".

          (c) The Insurance and Condemnation Proceeds Deposits shall be accumulated in the Insurance and Condemnation Proceeds Account and held therein until paid to or upon the order of the Partnership as provided in paragraph (d) of this Section 4.09, or paid to the Agent as provided in paragraph (e) or (f) of this Section 4.09, or applied as provided in Section 9.03.

          (d) Subject to the provisions of paragraphs (e) and (f) of this
Section 4.09 and Sections 4.06 and 4.10, Insurance and Condemnation Proceeds Deposits shall be paid over to or upon the order of the Partnership to reimburse it for, or to pay, the cost of renewing, repairing, rebuilding or otherwise replacing the damaged or destroyed or lost property in respect of which such moneys were received, upon the receipt by the Security Agent of a certificate of a Responsible Officer of the General Partner, countersigned by the Co-Agents and the Limited Partner, (i) describing in reasonable detail the work done and materials purchased by way of the renewal, repair, rebuilding or other replacement of the damaged or destroyed or lost property, (ii) stating the specific amount requested to be paid over to or upon the order of the Partnership, that such amount is requested to reimburse the Partnership for, or to pay, the costs of such renewal, repair, rebuilding or other replacement and that such amount, together with amounts remaining in the Insurance and Condemnation Proceeds Account for such purpose and other funds of the Partnership available for such purpose, are sufficient to pay in full the cost of such renewal, repair, rebuilding or other replacement, (iii) stating that no Special Event or Default or Event of Default has occurred and is continuing,
(iv) representing that all Governmental Approvals, if any, required in connection with such repairing, rebuilding, or other replacement described above have been obtained and are in full force and effect, (v) representing that the Liens created by the Collateral Security Agreements are in full force and effect and (vi) certifying that all lien waivers, if any, reasonably requested by the Co-Agents with respect to such repairing, rebuilding or other replacement described above have been obtained. The Co-Agents and the Limited Partner agree to countersign each such certificate presented to it by the Partnership which is in compliance with the requirements of this Section 4.09(d), unless the Co-Agents or the Limited Partner questions the correctness of the statements made therein (stating its reasons therefor). Subject to the provisions of paragraphs
(e) and (f) of this Section 4.09 and Sections 4.06 and 4.10, in the event that Insurance and Condemnation Proceeds Deposits shall remain in the Insurance and Condemnation Proceeds Account after application thereof in accordance with the first sentence of this paragraph (d), and upon receipt by the security agent of a certificate of a Responsible Officer of the General Partner and countersigned by the Co-Agents and Limited Partner, certifying that no additional costs are to be incurred in connection with such repairing, rebuilding or other replacement described above, the Security Agent shall transfer the same to the General Partner to be applied in accordance with Section 4.7 of the Partnership Agreement. The Co-Agents and the Limited Partner agree to countersign each such certificate presented to it by the Partnership which is in compliance with the requirements of this Section 4.09(d), unless the Co-Agents or the Limited Partner questions the correctness of the statements made therein (stating its reasons therefor).

          (e) If the Co-Agents shall at any time notify the Security Agent that a Declared Event of Loss has occurred, the Security Agent shall withdraw the Insurance and Condemnation Proceeds Deposits from the Insurance and Condemnation Proceeds Account and deliver the same first, to the Agent to be applied to the payment of the obligations of the Partnership under the Loan Instruments and Interest Rate Hedging Agreement in accordance with the provisions of the Loan Instruments and Interest Rate Hedging Agreement, the Intercreditor Agreement and the Collateral Security Documents and second, to the extent funds are remaining, to the General Partner Term Lender to be applied to the payment of the obligations of the General Partner under the General Partner Term Loan Agreement and the Transaction Documents in accordance with the provisions thereof.

          (f) (i) If the Co-Agents shall at any time notify the Security Agent that an Event of Default under the Loan Instruments has occurred and is continuing, the Security Agent shall, if and to the extent requested by the Co-Agents, promptly withdraw the Insurance and Condemnation Proceeds Deposits from the Insurance and Condemnation Proceeds Account and deliver the same to the Agent, to be held by the Agent and applied to the payment of the obligations under the Loan Instruments, Interest Rate Hedging Agreement, the Intercreditor Agreement and the Collateral Security Documents as they become due in such order as the Agent may determine.

          (ii) Subject to the immediately preceding paragraph, and assuming the payment in full of all principal, interest and other amounts owed to the Lenders and the Counterparty, if the General Partner Term Lender shall at any time notify the Security Agent that an Event of Default under the General Partner Term Loan Agreement has occurred and is continuing, the Security Agent shall, if and to the extent requested by the General Partner Term Lender, promptly withdraw the Insurance and Condemnation Proceeds Deposits from the Insurance and Condemnation Proceeds Account and deliver the same to the General Partner Term Lender, to be held by the General Partner Term Lender and applied to the payment of the obligations under the General Partner Term Loan Agreement and the

Transaction Documents as they become due in such order as the General Partner Term Lender may determine.

          SECTION 4.10. Defaults. (a) Subject to Section 4.06 but notwithstanding any other provision contained in this Agreement, upon receipt by the Security Agent of written notice from the Co-Agents stating that a Default or an Event of Default under the Loan Instruments has occurred and is continuing, the Security Agent shall thereafter distribute cash from the Accounts only upon the express written instructions of the Co-Agents until notified in writing by the Co-Agents that such Default or Event of Default has been waived by the Co-Agents or cured. The Co-Agents shall give such notice of waiver or cure promptly after the granting of such waiver or receiving evidence satisfactory to the Co-Agents that such Default or Event of Default has been cured.

          (b) Subject to the immediately preceding paragraph, but notwithstanding any other provision contained in this Agreement, upon receipt by the Security Agent of written notice from the General Partner Term Lender stating that a Default or an Event of Default under the General Partner Term Loan Agreement has occurred and is continuing, the Security Agent shall thereafter distribute cash from the General Partner Required Payments Reserve Account and pursuant to clause seventh of Section 4.02, only upon the express written instructions of the General Partner Term Lender until notified in writing by the General Partner Term Lender that such Default or Event of Default has been waived by the General Partner Term Lender or cured. The General Partner Term Lender shall give such notice of waiver or cure promptly after the granting of such waiver or receiving evidence satisfactory to the General Partner Term Lender that such Default or Event of Default has been cured.

          (c) So long as the obligations of the Partnership under the Loan Instruments shall remain outstanding, if the Security Agent shall receive inconsistent instructions from the Co-Agents and the General Partner Term Lender, the Security Agent may rely on the instructions of the Co-Agents.

          SECTION 4.11. Wind-up Account. (a) Subject to the provisions of Sections 4.06 and 4.10 and to the satisfaction of all obligations under the Loan Instruments, Collateral Security Documents and hereunder, but notwithstanding any other provision of this Agreement, upon receipt of notice from the Limited Partner that the Partnership shall be dissolved in accordance with the terms of the Partnership Agreement, the Security Agent shall transfer to the Wind-up Account all amounts in all the Accounts and all amounts subsequently received by the Security Agent.

          (b) On any date specified in a certificate of a Responsible Officer of the Limited Partner (which date shall not be earlier than five Business Days following the date of receipt by the Security Agent of the certificate of a Responsible Officer of the Limited Partner specified in Section 4.11(a) (the "Wind-up

Date")), the Security Agent shall transfer, from and to the extent of cash available in the Windup Account, to the Limited Partner and the General Partner such amounts, certified in such certificate, as are required to be distributed pursuant to Section 14.4(c) of the Partnership Agreement.

          SECTION 4.12. Delivery of Officer's Certificates; Timing of Payments.
(a) Each of the certificates of a Responsible Officer required to be delivered hereunder shall be delivered not later than 12:00 p.m., New York City time, on the day prior to the day on which the Security Agent is required to make transfers hereunder. Any certificate of a Responsible Officer delivered later than the time specified herein shall nevertheless be considered valid and shall be honored by the Security Agent on or as promptly after the date otherwise specified herein for payment as is practicable, subject to the availability of cash in the applicable Account.

          (b) Subject to (i) the timely receipt of a certificate of a Responsible Officer as prescribed in paragraph (a) above, (ii) the availability of cash in the applicable Account and (iii) other circumstances beyond the control of the Security Agent, the Security Agent shall make any payment hereunder required (except for transfers between Accounts) by means of wire transfer of immediately available funds, to the address of the payee set forth on Schedule I hereto, to be received prior to 1:00 p.m., New York City time, on the date specified herein for such payment (provided, that an additional Business Day shall be provided in the event of payments made pursuant to the first sentence of Section 4.02(b)), or by such other means of payment, to such other address or at such later time as shall be specified in the certificate of a Responsible Officer of such payee.

          (c) Each Partner shall deliver to the other Partners, simultaneously with the delivery thereof to the Security Agent, a true copy of any certificate of a Responsible Officer delivered by such Partner pursuant to this Agreement.

          SECTION 4.13. Partnership Required Payments Reserve Account. (a) Upon request of the Co-Agents, if, as of the end of any two consecutive calendar quarters, the Partnership Term Loan Fixed Charge Coverage Ratio is less than 1.2 to 1.0, the Security Agent shall promptly withdraw amounts on deposit in the Partnership Required Payments Reserve Account and deliver the same to the Agent to be applied by the Agent to the payment of the obligations of the Partnership under, and in accordance with, the provisions of the Loan Instruments and the Intercreditor Agreement and the Collateral Security Documents.

          (b) Upon request of the General Partner, (i) if, as of the end of the immediately preceding two consecutive calendar quarters, the Partnership Term Loan Fixed Charge Coverage Ratio shall be equal to or greater than 1.2 to 1.0, and (ii) no Default or Event of Default under the Loan Agreement shall have occurred and be continuing, all as certified in writing by the General Partner and confirmed in writing by the Co-Agents, the Security Agent shall promptly withdraw amounts on deposit in the Partnership Required Payments Reserve Account, including without limitation all interest and other income from the funds on deposit therein, and deposit the same in the Revenue Account.

          SECTION 4.14. General Partner Required Payments Reserve Account. (a) Upon request of the General Partner Term Lender, if, as of the end of any two consecutive calendar quarters, the General Partner Term Loan Fixed Charge Coverage Ratio is less than 1.2 to 1.0, the Security Agent shall promptly withdraw amounts on deposit in the General Partner Required Payments Reserve Account and deliver the same to the General Partner Term Lender to be applied by the General Partner Term Lender to the payment of the obligations of the General Partner under, and in accordance with, the provisions of the General Partner Term Loan Agreement.

          (b) Upon request of the General Partner, (i) if, as of the end of any two consecutive calendar quarters, the General Partner Term Loan Fixed Charge Coverage Ratio shall be equal to or greater than 1.2 to 1.0, and (ii) no Default or Event of Default under the General Partner Term Loan Agreement shall have occurred and be continuing, all as certified in writing by the General Partner and confirmed in writing by the General Partner Term Lender, the Security Agent shall promptly withdraw amounts on deposit in the General Partner Required Payments Reserve Account, including without limitation all interest and other income from the funds on deposit therein, and deliver the same to the General Partner.

          (c) Upon the written request of the General Partner, the Security Agent shall transfer to the General Partner Term Lender such amounts from the cash available in the General Partner Required Payments Reserve Account as may be requested by the General Partner to be applied in accordance with Section 3.2(b)(ii) of the General Partner Term Loan Agreement.

          SECTION 4.15. Maintenance Reserve Account. The Security Agent shall, from and to the extent of the cash available in the Maintenance Reserve Account, pay the Capital Spares Expenditures identified in the certificate delivered to the Security Agent pursuant to Section 4.01, directly to the persons designated in such certificate provided, that the Borrower shall deliver to the Senior Tranche Agent (i) prior to the making of any Capital Spares Expenditures, a certificate describing the capital spare to be purchased and indicating where such equipment is budgeted for in the capital expenditures budget in the Operating Budget and setting forth any other details reasonably requested by the Security Agent and (ii) an annual certificate delivered in the first week of each fiscal year to the Senior Tranche Agent setting forth the status of equipment purchased as Capital Spares Expenditures.

                                   ARTICLE V

                                  Investment
                                  ----------

          (a) Any cash held by the Security Agent in any Account (other than the Partnership Required Payments Reserve Account and the General Partner Required Payments Reserve Account) shall be invested by the Security Agent from time to time as directed in writing by the General Partner (or, if the Security Agent shall have been notified by the Limited Partner that a Special Event has occurred and is continuing, by the substitute General Partner appointed pursuant to Section 14.2 of the Partnership Agreement) or, in the absence of instructions, by the Co-Agents, in Cash Equivalents which mature at least one Business Day prior to the next following Transfer Date. Any income or gain realized as a result of any such investment shall be held as part of the applicable Account and reinvested as provided herein until such income or gain is required to be transferred from such Account pursuant to Sections 4.06, 4.10,
4.13 or any other applicable provision of this Agreement.

          (b) Any cash held by the Security Agent in the Partnership Required Payments Reserve Account or the General Partner Required Payments Reserve Account shall be invested by the Security Agent from time to time as directed in writing by the General Partner (or, if the Co-Agents shall have notified the Security Agent that a Default or an Event of Default shall have occurred and be continuing under the Loan Agreement or the General Partner Term Lender shall have notified the Security Agent that a Default or Event of Default under the General Partner Term Loan Agreement has occurred and is continuing, by the Co-Agents or the General Partner Term Loan Lender, as the case may be) or, in the absence of instructions, by the Co-Agents, in Permitted Investments. Any income or gain realized as a result of any such investment shall be held as part of the Partnership Required Payments Reserve or the General Partner Required Payments Reserve and reinvested as provided herein until such income or gain is required to be transferred from such Account pursuant to Sections 4.06, 4.10, 4.13 or any other applicable provision of this Agreement.

          (c) The Security Agent shall have no liability for any loss resulting from any such investment or sale thereof other than by reason of its willful misconduct or gross negligence. Any such investment may be sold (without regard to maturity date) by the Security Agent whenever necessary to make any distribution required by this Agreement.

                                   ARTICLE VI

                                Security Agent
                                --------------

     SECTION 6.01. Rights, Duties, etc. The acceptance by the Security Agent of its duties hereunder is subject to the following terms and conditions which the parties to this Agreement hereby agree shall govern and control with respect to its rights, duties, liabilities and immunities:

     (a) it shall act hereunder as an agent only and shall not be responsible or liable in any manner whatever for soliciting any funds or for the sufficiency, correctness, genuineness or validity of any funds, securities or other amounts deposited with or held by it;

     (b) it shall be protected in acting or refraining from acting upon any written notice, certificate, instruction, request or other paper or document, as to the due execution thereof and the validity and effectiveness of the provisions thereof and as to the truth of any information therein contained, which the Security Agent in good faith believes to be genuine;

     (c) it shall not be liable for any error of judgment or for any act done or step taken or omitted except in the case of its gross negligence, willful misconduct or bad faith;

     (d) it may consult with and obtain advice from counsel of its own choice in the event of any dispute or question as to the construction of any provision hereof;

     (e) it shall have no duties as Security Agent except those which are expressly set forth herein and in any modification or amendment hereof; provided, however, that no such modification or amendment hereof shall affect its duties unless it shall have given its prior written consent thereto;

     (f) it may execute or perform any duties hereunder either directly or (other than the holding of the Accounts) through agents or attorneys;

     (g) it may engage or be interested in any financial or other transactions with any party hereto and may act on, or as depositary, trustee or agent for, any committee or body of holders of obligations of such Persons as freely as if it were not Security Agent hereunder;

     (h) it shall not be obligated to take any action which in its reasonable judgment would involve it in expense or liability unless it has been furnished with reasonable indemnity;

     (i) it shall not be obligated to ascertain or inquire as to the observance or performance of any of the agreements contained in this Agreement or the Loan Instruments, or to inspect the properties, books or records of the Partnership; and

     (j) it shall not be responsible for any representations, warranties or other statements made by the Partnership in this Agreement or the Loan Instruments or in any certificate, report, statement or other document received by the Security Agent in connection with this Agreement or the Loan Instruments.

     SECTION 6.02. Resignation or Removal. (a) The Security Agent may at any time resign by giving notice to each other party to this Agreement, such resignation to be effective upon the appointment of a successor Security Agent as hereinafter provided.

     (b) The Agent may remove the Security Agent at any time by giving notice to each other party to this Agreement, such removal to be effective upon the appointment of a successor Security Agent as hereinafter provided.

     (c) In the event of any resignation or removal of the Security Agent, a successor Security Agent, which (i) shall be a bank or trust company organized under the laws of the United States of America or of the State of New York, the State of New Jersey or the State of Connecticut, having a capital and surplus of not less than $100,000,000 and (ii) shall be acceptable to the Co-Agents and the Required Lenders, shall be selected by the Partnership (or, if a Default or Event of Default shall have occurred and be continuing, by the Co-Agents) and appointed by the Co-Agents on behalf of the Co-Agents and the Required Lenders. If a successor Security Agent shall not have been appointed and accepted its appointment as Security Agent hereunder within 45 days after such notice of resignation of the Security Agent or such notice of removal of the Security Agent, the Security Agent or the Co-Agents may apply to any court of competent jurisdiction to appoint a successor Security Agent to act until such time, if any, as a successor Security Agent shall have accepted its appointment as above provided. Any successor Security Agent so appointed by such court shall immediately and without further act be superseded by any successor Security Agent appointed by the Co-Agents on behalf of itself and the Required Lenders as above provided. Any such successor Security Agent shall deliver to each party to this Agreement a written instrument accepting such appointment hereunder and thereupon such successor Security Agent shall succeed to all the rights and duties of the Security Agent hereunder and shall be entitled to receive the Accounts from the predecessor Security Agent.

                                  ARTICLE VII

                                Determinations
                                --------------

          SECTION 7.01. Value. Cash, Cash Equivalents and Permitted Investments on deposit from time to time in the Accounts shall be valued by the Security Agent as follows:

          (a) cash shall be valued at the face amount thereof;

    and

          (b) Cash Equivalents and Permitted Investments shall be valued at the amount which the Security Agent would have received at such time if the Security Agent had liquidated such Cash Equivalents or Permitted Investments (at then prevailing market prices less costs of liquidation).

          SECTION 7.02. Other Determinations. The Partnership, the Agent, the Senior Tranche Agent, the Junior Tranche Agent, the General Partner Term Lender and the Security Agent may establish procedures not inconsistent with this Agreement pursuant to which the Security Agent may conclusively determine, for purposes of this Agreement, the amounts from time to time to be distributed or paid by the Security Agent from cash available in the Accounts. In the event of any dispute as to any such amount, the Security Agent is authorized and directed to retain in its possession without liability to anyone all or any part of the cash available in the Accounts until such dispute shall have been settled by mutual agreement of the Partnership, the Partners, the Agent, the Senior Tranche Agent, the Junior Tranche Agent, the Counterparty and the General Partner Term Lender or by a final order, decree or judgment of a Federal or State court of competent jurisdiction located in the State of New York, and time for an appeal has expired and no appeal has been perfected, but the Security Agent shall be under no duty whatsoever to institute or defend any such proceedings.

          SECTION 7.03. Cash Available. In determining the amount of cash available in any Account at any time, in addition to any cash then on deposit in such Account, the Security Agent shall treat as cash available the amount which the Security Agent would have received on such day if the Security Agent had liquidated all the Cash Equivalents or Permitted Investments (at then prevailing market prices less costs of liquidation) then on deposit in such Account. The Security Agent will use its best efforts to sell Permitted Investments and Cash Equivalents such that actual cash is available on each date on which each distribution is to be made pursuant to this Agreement so that the Security Agent can make such distribution in cash on such date.

                                 ARTICLE VIII

                        Representations and Warranties
                        ------------------------------

          Section 8.01. Representations. Each Partner represents and warrants, for the benefit of each other Partner, the Agent, the Senior Tranche Agent, the Junior Tranche Agent, the Lenders, the Counterparty and the General Partner Term Lender, that each certificate of a Responsible Officer delivered by such Partner in connection with this Agreement shall be true and correct in all material respects and that the amounts of money certified thereby shall be the proper amounts to be set forth in such certificate of a Responsible Officer.

          Section 8.02. Indemnification. Subject to the provisions of Section
7.5 of the Partnership Agreement (with respect only to Partners (as defined therein)), the General Partner hereby undertakes to indemnify and hold harmless each Partner, the Agent, the Senior Tranche Agent, the Tranche A Co-Agent, the Junior Tranche Agent, the Lenders, the Counterparty and the General Partner Term Lender from and against any and all expenses imposed on, incurred by or asserted against such party in any way relating to or arising out of any inaccuracy in any certificate of a Responsible Officer delivered by the General Partner.

                                   ARTICLE IX

                                 Miscellaneous
                                 -------------

          SECTION 9.01. Intentionally omitted.

          SECTION 9.02. Fees and Indemnification of Security Agent. The Partnership agrees to pay to the Security Agent the Security Agency Fees as compensation for its services under this Agreement. In addition, the Partnership assumes liability for, and agrees to indemnify, protect, save and keep harmless the Security Agent and its officers, employees, successors, assigns, agents and servants from and against, any and all claims, liabilities, obligations, losses, damages, penalties, costs and expenses that may be imposed on, incurred by, or asserted against, at any time, the Security Agent or its officers and employees and in any way relating to or arising out of the execution and delivery of this Agreement, the establishment of the Accounts, the acceptance of deposits, the purchase or sale of Cash Equivalents or Permitted Investments, the retention of cash, Cash Equivalents and Permitted Investments or the proceeds thereof and any payment, transfer or other application of cash, Cash Equivalents or Permitted Investments by the Security Agent in accordance with the provisions of this Agreement, or as may arise by reason of any act, omission or error of the Security Agent made in good faith in the conduct of its duties; except that the Partnership shall not be required to indemnify, protect, save and keep harmless the

Security Agent against its own gross negligence, active or passive, or willful misconduct. The indemnities contained in this Section 9.02 shall survive the termination of this Agreement.

          SECTION 9.03. Termination. This Agreement shall terminate upon written notice by the General Partner, the Agent, the Senior Tranche Agent, the Junior Tranche Agent, the Tranche A Co-Agent, the Counterparty and the General Partner Term Lender to the Security Agent. Upon termination of this Agreement in accordance with the preceding sentence, except following a transfer pursuant to
Section 4.11, the Security Agent shall transfer any remaining amounts, together with any interest thereon, on deposit in the Accounts to the party or parties specified in such notice. Any liability or obligation hereunder arising prior to the termination of this Agreement shall survive such termination.

          SECTION 9.04. Severability. If any one or more of the covenants or agreements provided in this Agreement on the part of the parties hereto to be performed should be determined by a court of competent jurisdiction to be contrary to law, such covenant or agreement shall be deemed and construed to be severable from the remaining covenants and agreements herein contained and shall in no way affect the validity of the remaining provisions of this Agreement.

          SECTION 9.05. Counterparts. This Agreement may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

          SECTION 9.06. Amendments. This Agreement may not be modified or amended without the prior written consent of each of the parties hereto.

          SECTION 9.07. Applicable Law. This Agreement shall in all respects be governed by, and construed in accordance with, the laws of the State of New York.

          SECTION 9.08. Notices. Unless otherwise specifically provided herein, all notices, consents, directions, approvals, instructions, requests and other communications required or permitted by the terms hereof to be given to any Person shall be in writing and shall become effective, if mailed, five Business Days after being deposited in the United States, mail, proper postage for first-class mail affixed thereto or, if delivered by hand or courier service or in the form of a telex, telecopy or telegram, when received, and shall be directed to the address, telecopy or telex number of such Person designated pursuant to the Loan Agreement, the General Partner Term Loan Agreement or the Partnership Agreement, as the case may be, or in the case of the Security Agent, to The Toronto-Dominion Bank Trust Company, c/o Toronto Dominion Bank, 909 Fannin, 17th Floor, Houston, Texas 77010, Attention: Manager, Credit Administration or to such other address, telecopy or telex number as may be specified from time to time by such Person or the Security Agent.

          SECTION 9.09. Benefit of Agreement. This Agreement shall inure to the benefit of, and be enforceable by, the parties hereto and their respective successors and permitted assigns, and no other Person shall be entitled to any of the benefits of this Agreement.

          IN WITNESS WHEREOF, the parties hereto have each caused this Agreement to be duly executed by their duly authorized officers, all as of the day and year first above written.

                                 CAMDEN COGEN L.P., a Delaware
                                   limited partnership

                                 By: Cogen Technologies Camden GP
                                       Limited Partnership, its General
                                       Partner

                                    By: Cogen Technologies Camden,
                                         Inc., its general partner

                                    By: [SIGNATURE APPEARS HERE]
                                       ________________________________________
                                         Title:  Vice President

                                 THE TORONTO-DOMINION BANK TRUST COMPANY,
                                      as Tranche A Co-Agent, Agent and Security
                                      Agent

                                 By:  [SIGNATURE APPEARS HERE]
                                     __________________________________________
                                     Title:

                                 GENERAL ELECTRIC CAPITAL CORPORATION, as
                                   Junior Tranche Agent, Project Letter of
                                   Credit Issuer, Senior Debt Service Reserve
                                   Letter of Credit Issuer, Senior Debt Service
                                   Letter of Credit Issuer, Junior Debt Service
                                   Letter of Credit Issuer, General Partner Term Lender, Counterparty, Limited Partner and Tranche B Lender

                                 By:  [SIGNATURE APPEARS HERE]
                                     __________________________________________
                                     Title:     Manager - Operations

                                 COGEN TECHNOLOGIES CAMDEN GP LIMITED
                                   PARTNERSHIP, as General Partner

                                 By:  Cogen Technologies Camden, Inc.,
                                       its General Partner


                                 By:  [SIGNATURE APPEARS HERE]
                                     ___________________________________________
                                     Title:     Vice President

                                      THE BANK OF TOKYO TRUST COMPANY, as
                                       Senior Tranche Agent and Tranche A
                                       Lender

                                      By:  [SIGNATURE APPEARS HERE]
                                          ______________________________________
                                          Title

                                      THE TORONTO-DOMINION BANK, as Tranche A
                                       Lender

                                      By:  [SIGNATURE APPEARS HERE]
                                          ______________________________________
                                          Title:

                  SUCCESSOR SECURITY DEPOSIT AGENT AGREEMENT

          This AGREEMENT (the "Agreement"), dated as of December 22, 1993, among
(a) Camden Cogen L.P., a Delaware limited partnership (the "Partnership" or the "Borrower") of which Cogen Technologies Camden GP Limited Partnership, a Delaware limited partnership, is the general partner (the "General Partner"),
(b) The Toronto-Dominion Bank Trust Company, a New York trust company ("TD
Trust Company"), as agent and collateral agent (in such capacity, the "Agent") under the Amendment and Restatement, dated as of April 1, 1993 of the Construction and Term Loan Agreement, dated as of February 4, 1992 (as amended the date hereof and as further amended, supplemented or otherwise modified), hereinafter referred to, among (i) the Partnership, (ii) the Agent, (iii) The Bank of Tokyo Trust Company, a banking corporation organized and existing under the laws of the State of New York ("BOTT"), as Senior Tranche Agent for the Tranche A Lenders (in such capacity, the "Senior Tranche Agent"), (iv) General Electric Capital Corporation, a New York corporation ("GE Capital"), as Junior Tranche Agent for the Tranche B Lenders (in such capacity, the ("Junior Tranche Agent"), (v) the lenders from time to time parties thereto (the "Lenders") and
(vi) GE Capital, as Letter of Credit Issuer (the "Letter Credit Issuer"), (c) the General Partner, (d) GE Capital, as the limited partner of the Partnership (the "Limited Partner"), (e) GE Capital, as lender (the "General Partner Term Lender") under the General Partner Term Loan Agreement hereinafter referred to,
(f) Midlantic National Bank, as lender under the Midlantic Agreements ("Midlantic" or the "Working Capital Lender") and (g) Midlantic National Bank, as agent for the Agent, GE Capital, and the Lenders and the Working Capital Lender under this Security Deposit Agreement (in such capacity, the "Original Security Agent"), which are parties to the Amended and Restated Security Deposit Agreement, dated as of April 1, 1993 (the "Security Deposit Agreement") and (h) TD Trust Company, as successor to the Original Security Agent (in such capacity, the "Security Agent" and (i) the Lenders.

                              W I T N E S S E T H :
                              -------------------

          WHEREAS, pursuant to Section 6.02 of the Security Deposit Agreement, the original Security Agent is hereby resigning and concurrently herewith being replaced by the Security Agent;

          NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

          1. Defined Terms. Unless otherwise defined herein, terms defined in the Security Deposit Agreement shall have such defined meanings when used herein.

          2. Assignment and Transfer. (a) The Original Security Agent hereby assigns, transfers, grants and conveys to the Security Agent, for the benefit of the Lenders, without recourse, representation or warranty, and the Security Agent, for the benefit of the Lenders, hereby takes and accepts, all of the Original Security Agent's right, title and interest in and to any and all of the Accounts, all cash, cash equivalents, instruments and other securities on deposit in such Accounts, chattel paper, documents, general intangibles, instruments and all of the Original Security Agent's other rights, interests, benefits and obligations under the Security Deposit Agreement as of the date of this Agreement.

          (b) The original Security Agent shall, concurrently with the execution of this Agreement, deliver to the Security Agent all Accounts held by Original Security Agent and all proceeds thereof held by original Security Agent and arrange for the transfer of all such funds into the appropriate respective Accounts established at the Security Agent. Notwithstanding anything implied to the contrary in this Agreement, the Security Agent shall not succeed to nor shall the Original Security Agent be released from any liabilities arising as a result of facts existing or acts or omissions occurring prior to the execution and delivery of this Agreement by the parties hereto. Any funds described in the previous sentence received by the Original Security Agent after the date hereof shall be promptly transferred to the Security Agent.

          (c) The Original Security Agent represents, warrants and covenants that it has transferred and delivered, or, concurrently with the execution of this Agreement, will transfer and deliver, to the Security Agent all property and originals of all books, records and documents in its possession relating to the Security Deposit Agreement.

          3. Resignation and Appointment. Pursuant to subsection 6.02 of the Security Deposit Agreement, Midlantic National Bank hereby resigns as Original Security Agent and TD Trust Company is hereby appointed Security Agent by the parties hereto and TD Trust Company hereby accepts such appointment. The Security Agent hereby succeeds to and becomes vested with all the rights, powers, privileges and duties of the Original Security Agent, And, Except for the matters provided for in the last two sentences of Sections 2(b) and 4 hereof, the Original Security Agent is hereby discharged from its duties and obligations under the Security Deposit Agreement as of the date of this Agreement. The provisions of Section 6 and Section 9.02 of the Security Deposit Agreement shall continue in effect for the benefit of Midlantic in respect of any actions taken or omitted to be taken by it while it was acting as Original Security Agent.

          4. Further Assurances.
          ----------------------

          (a) The Original Security Agent shall, promptly upon the request of the Security Agent, execute, or cause to be executed, and deliver, or cause to be delivered, or if Borrower fails to pay the same, at the cost of the Tranche B Lenders on a pro rata basis, such other and further instruments of assignment and/or transfer, and any other instruments or documents, and take any other actions, as may be reasonably necessary, and are consistent with the Original Security Agent's duties and obligations as the former agent, to transfer to, and properly vest in the Security Agent, for the benefit of the Lenders, and to perfect, all liens, security interests, pledges, assignments and other hypothecations, and all rights of secured party, under the Accounts, and to otherwise effectuate the purposes of this Agreement.

 .         (b)  The Original Security Agent hereby agrees to promptly turn over all funds, notices, communications and other documents received by it in such capacity after the date hereof to the Security Agent.

          5. Miscellaneous.
          -----------------

          (a) All notices and other communications provided for herein shall be delivered in the manner set forth in Section 11.2 of the Credit Agreement and to the addresses of the parties hereto set forth on the signature pages hereto (until notice of a change thereof is delivered as provided in Section 11.2 of the Credit Agreement).

          (b) This Agreement may be modified or waived only by an instrument or instruments in writing signed by each party hereto.

          (c) This Agreement shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

          (d) This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Agreement by signing any such counterpart.

          (E) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN AND INTERPRETED IN ACCORDANCE WITH, LAWS OF THE STATE OF NEW YORK.

          (f) The Borrower hereby consents to the foregoing terms and conditions of this Agreement.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first above written.

                 THE TORONTO-DOMINION BANK TRUST
                   COMPANY, as Agent and as Security Agent,

                 By:  /s/ [SIGNATURE APPEARS HERE]
                     ________________________________________
                     Title:
                     Address:

                 COGEN TECHNOLOGIES CAMDEN GP
                   LIMITED PARTNERSHIP, as General Partner

                 By: Cogen Technologies Camden, Inc.

                     By:  /s/ [SIGNATURE APPEARS HERE]
                         ____________________________________
                         Title:
                         Address:

                 GENERAL ELECTRIC CAPITAL
                   CORPORATION, as Agent, as Letter
                   of Credit Issuer, as General Partner
                   Term Lender, as Limited Partner,
                   as Original Senior Tranche Agent
                   and as Junior Tranche Agent

                 By:  /s/ [SIGNATURE APPEARS HERE]
                     _________________________________________
                     Title:
                     Address:

                CAMDEN COGEN L.P.

                By:  Cogen Technologies Camden GP
                       Limited Partnership, a
                       Delaware limited
                       partnership, its general
                       partner

                By:  Cogen Technologies Camden,
                       Inc., a Texas Corporation,
                       its General partner

                     By: /s/ [SIGNATURE APPEARS HERE]
                         _______________________________________
                         Title:
                         Address:


                MIDLANTIC NATIONAL BANK, as Working
                  Capital Lender and Original Security Agent

                By: /s/ [SIGNATURE APPEARS HERE]
                    ____________________________________________
                    Title:
                    Address:

                By: /s/ [SIGNATURE APPEARS HERE]
                    ____________________________________________
                    Title:
                    Address:


                THE BANK OF TOKYO TRUST COMPANY,
                  as a Tranche A Lender

                By: /s/ [SIGNATURE APPEARS HERE]
                    ____________________________________________
                    Title:
                    Address:

                THE TORONTO-DOMINION BANK,
                  as a Tranche A Lender

                By: /s/ [SIGNATURE APPEARS HERE]
                    ____________________________________________
                    Title:
                    Address:

                CAMDEN COGEN L.P.

                By: Cogen Technologies Camden GP
                      Limited Partnership, a
                      Delaware limited partnership,
                      its general partner

                By: Cogen Technologies Camden, Inc.,
                      a Texas corporation,
                      its general partner

                    By:
                        __________________________________
                        Title:
                        Address:

                MIDLANTIC NATIONAL BANK, as Working
                  Capital Lender

                By: /s/ [SIGNATURE APPEARS HERE]
                    __________________________________
                    Title: VICE PRESIDENT
                    Address:

                MIDLANTIC NATIONAL BANK, as
                  Original Security Agent

                By: /s/ [SIGNATURE APPEARS HERE]
                    __________________________________
                    Title: VICE PRESIDENT
                    Address:

                By: __________________________________
                    Title:
                    Address:

                THE BANK OF TOKYO TRUST COMPANY,
                  as a Tranche A Lender

                By: __________________________________
                    Title:
                    Address: